Exhibit 10.14

WILLIAMSON & RUSNAK
ATTORNEYS AT LAW
*JIMMY WILLIAMSON, P.C. A PROFESSIONAL CORPORATION CYNDI MOSS RUSNAK *CERTIFIED PERSONAL INJURY TRIAL LAW TEXAS BOARD OF LEGAL SPECIALIZATION	4310 YOAKUM BOULEVARD HOUSTON, TEXAS 77006-5818 www.jimmywilliamson.com _____________ AREA CODE 713 TELEPHONE 223-3330 FAX 223-0001
April 23, 2008

Via Email
David Loev
The Loev Law Firm
6300 West Loop South, Suite 280
Bellaire, Texas 77401

Re:    Cause No. 2004-63048 - Drago Daic, et al v. Calypso Wireless, Inc., et al - In the 151st Judicial District Court of Harris County, Texas

Dear Mr. Loev:

This will confirm that we have agreed that the following promissory notes attached to the Settlement Agreement with Calypso Wireless, Inc. will be due upon the following dates:

Exhibit A-1:     $900,000 Promissory Note due on May 15, 2008

Exhibit A-2:     $350,000 Promissory Note due on June 14, 2008

Exhibit A-3:     $1,000,000 Promissory Note due on April 15, 2009

We understand that these due dates are more than the 30 days, 60 days, and one year, from the date the notes were signed and so there will be no confusion, we have agreed to give Calypso extra time provided these notes are paid pursuant to the above schedule.

Please sign this letter to acknowledge our agreement.

Sincerely,

/s/ Cyndi M. Rusnak
Cyndi M. Rusnak

AGREED:

_______________________	/s/ Richard Pattin
David Loev	Richard Pattin
Attorney for Calypso Wireless, Inc.	President of Calypso Wireless, Inc.

___________	April 22, 2008
Date	Date

cc:	Brian Zimmerman	Via Facsimile
	Drago Daic	Via Regular Mail